UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  MAY 14, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-14257                 58-1729436
(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)


              P.O. BOX 668, SEDALIA, COLORADO                      80135
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (303) 466-4424


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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

            On May 14, 2004, Xtrana, Inc. (the "Company") completed the sale of the Company's intellectual property to the Applied Biosystems Group of Applera Corporation ("Applied Biosystems"), for $4,000,000 in cash pursuant to the terms of an Assignment Agreement dated January 26, 2004 between the Company and Applied Biosystems, as amended on March 31, 2004 (as amended, the "Assignment Agreement"). A copy of the Assignment Agreement and the First Amendment to the Assignment Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

            Pursuant to the terms of the Assignment Agreement, Applied Biosystems purchased all intellectual property of the Company, other than the Company's trademarks and trade names. The assets purchased by Applied Biosystems included all the Company's U.S. and foreign patents, inventions, trade secrets and know-how, and constituted substantially all of the Company's assets. The total consideration of $4,000,000 consists of: (a) a $100,000 cash deposit, which was previously paid to the Company, (b) $3,500,000 in cash paid to the Company at closing; and (c) $400,000 in cash to be paid 90 days after closing, subject to the Company providing certain consulting services as required by the Assignment Agreement. The total purchase price paid by Applied Biosystems was determined in arms-length negotiations between the parties.

            On March 31, 2004, Applied Biosystems delivered the $3,500,000 closing cash payment, and the Company delivered its intellectual property rights, into an escrow account pending the final closing of the transaction. Such final closing took place on May 14, 2004, after Applied Biosystems' receipt of certain certifications from the Company required as part of the due diligence efforts under the Assignment Agreement. A copy of the Company's press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  2.1 Assignment Agreement dated January 24, 2004 between the Company and Applera Corporation, through its Applied Biosystems Group. (Filed as Exhibit 2.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and incorporated by reference.)


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


                  2.2 First Amendment to the Assignment Agreement dated March 31, 2004 between the Company and Applera Corporation, through its Applied Biosystems Group.

                  99.1     Press release dated May 21, 2004



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 21, 2004                 XTRANA, INC.


                             /S/ JAMES H. CHAMBERLAIN
                             ---------------------------------------------
                             James H. Chamberlain,
                             Chief Executive Officer


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Assignment Agreement dated January 24, 2004 between the Company and Applera Corporation, through its Applied Biosystems Group. (Filed as Exhibit 2.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and incorporated by reference.)

2.2 First Amendment to the Assignment Agreement dated March 31, 2004 between the Company and Applera Corporation, through its Applied Biosystems Group.

99.1              Press release dated May 21, 2004


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